UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-09261

Foxby Corp.
(Exact name of registrant as specified in charter)

11 Hanover Square, New York, NY	10005
(Address of principal executive offices)	(Zipcode)

John F. Ramírez, Esq.
11 Hanover Square
New York, NY 10005
  (Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-344-6310

Date of fiscal year end: 12/31

Date of reporting period: 1/1/10 - 12/31/10

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a current valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. sec. 3507.

Item 1. Report to Shareholders.

FOXBY CORP.

ANNUAL REPORT
December 31, 2010

Ticker
Symbol:
FXBY

11 Hanover Square
New York, NY 10005

www.foxbycorp.com

INVESTMENTS BY INDUSTRY*

*
Investments by industry use approximate percentages of net assets and may not add up to 100% due to leverage or other assets, rounding, and other factors. Industry percentages of less than 0.01% are not shown.

FOXBY
CORP.
	Ticker Symbol:	FXBY

11 Hanover Square, New York, NY 10005
www.foxbycorp.com

January 25, 2011

Dear Shareholders:

It is a pleasure to welcome our new Foxby Corp. shareholders who find the Fund’s flexible total return investment approach attractive and to submit this Foxby Corp. 2010 Annual Report for all shareholders. As a closed end fund seeking total return, the Fund may invest in equity and fixed income securities of both new and seasoned U.S. and foreign issuers, including securities convertible into common stock and debt securities, closed end funds, and mutual funds.  The Fund uses a flexible strategy in the selection of securities and is not limited by the issuer’s location, industry, or market capitalization. A potential benefit of its closed end structure, the Fund may invest without limit in illiquid investments such as private placements and private companies. The Fund may employ aggressive and speculative investment techniques, such as selling securities short, transacting in futures, options, and other derivatives, and borrowing money for investment purposes, an approach known as “leverage.” The Fund may also invest defensively in, for example, high grade money market instruments.

Economic Report

U.S. economic activity has been increasing at a moderate rate, according to a recent report of the U.S. Federal Reserve Open Market Committee (FOMC). Specifically, the pace of consumer spending picked up in the fourth quarter, exports rose, and the recovery in some business spending appeared to be continuing. In contrast, the FOMC sees residential and nonresidential construction activity as still “depressed.” Encouragingly, manufacturing production has shown recent gains, nonfarm businesses continued to add workers, while inflation expectations and trends are viewed by the FOMC as relatively benign. Unemployment levels, however, remain high.

In 2010 China, with the world’s second largest economy, after the United States, is estimated to have had GDP growth of around 10% and appears set to enjoy another year of strong growth in 2011. Yet, China also has problems with rising inflation and is suspected to be suffering from widespread non-performing debt at local levels. Meanwhile, Japan also showed healthy, if not as dramatic, economic recovery, with 2010 GDP growth estimated at approximately 3%.

Europe appears to be recovering slowly, although painfully. According to Eurostat, the European Union's statistics agency, the 16 country euro area is estimated to have had relatively weak, although improving, 1.7% GDP growth in 2010. But, annual inflation rose to 2.2% in December 2010, while the unemployment rate stood at 10.1% in the preceding month. Giving cause for some optimism, however, in November 2010 compared with October 2010, industrial new orders were up by 2.1% in the euro area.

Investment Strategy and Outlook

Given this comparatively benign economic environment, the Fund’s strategy in 2010 included maintaining its focus on larger, quality companies with attractive valuations, and using fewer, but more concentrated, individual positions. The Fund holds predominantly blue chip and other well known companies in its portfolio, including the stocks of some of the strongest global companies in technology, insurance, and investment management. This reflects the Fund’s strategy of focusing on quality companies with unique combinations of strength in operations, products, and finances, offering growth and value. The Fund’s returns in 2010, however, were hindered by write-downs among its holdings of certain private companies in its portfolio, and the Fund’s total return for the year ended December 31, 2010, based on net asset value, was 4.24%. Nevertheless, the Fund’s total return for the year ended December 31, 2010, based on market price, was a positive 7.84%, as the market price discount to net asset value diminished over the period.

The outlook, according to the International Monetary Fund (IMF), is for global output to expand by about 4.5% in 2011. Interestingly, the IMF believes that the advanced economies’ growth will slow to 2.5% from 3.0% last year, while emerging markets may see 6.5% growth, down from 7.1% in 2010. As economic and financial news continue to suggest investment potential, the Fund may seek to employ its flexible investment strategy to enhance returns or seek a defensive investment position. Recent market activity currently suggests a steady course, notwithstanding recent fluctuations, seeking both growth and value opportunities as they may arise. Our current view of financial conditions continues to suggest that the Fund may benefit during the current year by investing opportunistically and covering a variety of markets through its holdings of quality global businesses, and employing aggressive and speculative investment techniques as deemed appropriate.

At December 31, 2010, the Fund’s top ten holdings comprised approximately 70% of its net assets. As the Fund pursues its total return objective through its flexible investment approach, these holdings and allocations are subject to substantial change at any time. We thank you for investing in the Fund and share your enthusiasm for the Fund, as evidenced by the fact that affiliates of CEF Advisers, Inc., the Fund’s Investment Manager, own approximately 24% of the Fund’s shares. We look forward to serving your investment needs over the years ahead.

Sincerely,

Bassett S. Winmill
Chairman

TOP TEN HOLDINGS
AT DECEMBER 31, 2010

1.	Apple Inc.	6.	The Procter & Gamble Company
2.	Amazon.com, Inc.	7.	SSgA Money Market Fund
3.	Franklin Resources, Inc.	8.	The Home Depot, Inc.
4.	Google Inc.	9.	McDonald’s Corp.
5.	Berkshire Hathaway, Inc. Class B	10.	Wal-Mart Stores, Inc.

Top ten holdings comprise approximately 70% of total net assets. Portfolio holdings are subject to change. This portfolio information should not be considered as a recommendation to purchase or sell a particular security.

SCHEDULE OF PORTFOLIO INVESTMENTS - DECEMBER 31, 2010

Shares		Cost	Value
	COMMON STOCKS (91.63%)
	Diamond Exploration & Project Development (0%)
185,937	Etruscan Diamonds Ltd. (a) (b)	$320,129	$0

	Electronic Computers (15.08%)
2,100	Apple Inc. (a)	430,978	677,376

	Fire, Marine & Casualty Insurance (6.24%)
3,500	Berkshire Hathaway, Inc., Class B (a)	296,368	280,385

	Information Retrieval Services (6.61%)
500	Google Inc. - Class A (a)	231,910	296,985

	Insurance Agents, Brokers & Services (0%)
75,000	Safety Intelligence Systems Corp. (a) (b)	225,000	0

	Investment Advice (7.43%)
3,000	Franklin Resources, Inc. (c)	303,381	333,630

	National Commercial Banks (4.14%)
6,000	Wells Fargo & Company	163,265	185,940

	Operative Builders (2.12%)
5,000	Toll Brothers, Inc. (a) (c)	116,698	95,000

	Petroleum Refining (4.07%)
2,500	Exxon Mobil Corp	171,549	182,800

	Pharmaceutical Preparations (3.90%)
10,000	Pfizer Inc	159,275	175,100

	Retail - Catalog & Mail Order Houses (8.02%)
2,000	Amazon.com, Inc. (a)	170,440	360,000

	Retail - Consulting & Investment (0%)
72,728	Amerivon Holdings LLC (a) (b)	0	0

	Retail - Eating Places (5.13%)
3,000	McDonald’s Corp	167,748	230,280

	Retail - Lumber & Other Building Materials Dealers (5.46%)
7,000	The Home Depot, Inc. (c)	191,873	245,420

	Retail - Variety Stores (4.56%)
3,800	Wal-Mart Stores, Inc. (c)	196,260	204,934

See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS - DECEMBER 31, 2010

Shares		Cost	Value
	COMMON STOCKS (continued)
	Security Brokers, Dealers & Flotation Companies (6.17%)
1,000	The Goldman Sachs Group, Inc	$184,940	$168,160
4,000	Morgan Stanley	120,560	108,840
		305,500	277,000
	Services - Prepackaged Software (3.73%)
6,000	Microsoft Corp	141,020	167,520

	Smelting (0%)
82,111	China Silicon Corp. (a) (b)	56,882	0

	Soap, Detergents, Cleaning Preparations, Perfumes,
	Cosmetics (5.73%)
4,000	The Procter & Gamble Company	234,390	257,320

	Telephone & Telegraph Apparatus (3.24%)
2,500	Research In Motion Limited (a) (c)	182,820	145,325

	Total common stocks	4,065,486	4,115,015

	PREFERRED STOCKS (2.48%)
	Retail - Consulting & Investment (2.48%)
162,249	Amerivon Holdings LLC (a) (b)	446,183	111,546

	Smelting (0%)
945	China Silicon Corp. (a) (b)	224,910	0
	Total preferred stocks	671,093	111,546
Units
	WARRANTS (0%) (a)
219,000	Nord Resources Corp., expiring 6/05/12 (b)	0	0

Shares
	MONEY MARKET FUND (6.75%)
303,162	SSgA Money Market Fund, 7 day annualized yield 0.01%	303,162	303,162

	SECURITIES HELD AS COLLATERAL ON
	LOANED SECURITIES (22.77%)
1,022,878	State Street Navigator Securities Lending Prime Portfolio	1,022,878	1,022,878

	Total investments (123.63%)	$6,062,619	5,552,601

	Liabilities in excess of other assets (-23.63%)		(1,061,323)

	Net assets (100.00%)		$4,491,278

(a)	Non-income producing.
(b)	Illiquid and/or restricted security that has been fair valued.
(c)	All or a portion of this security was on loan.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES December 31, 2010		STATEMENT OF OPERATIONS Year Ended December 31, 2010

ASSETS		INVESTMENT INCOME
Investments at value (cost: $6,062,619)	$5,552,601	Dividends	$72,511
Receivables:		Interest	4,371
Dividends	1,904	Income from securities loaned	1,354
Income from securities loaned	108	Total investment income	78,236
Other assets	761
Total assets	5,555,374	EXPENSES
		Investment management	20,838
LIABILITIES		Bookkeeping and pricing	19,427
Collateral on securities loaned, at value	1,022,878	Auditing	17,380
Accrued expenses	37,670	Administrative services	11,065
Investment management fee payable	1,790	Shareholder communications	8,815
Administrative services payable	1,758	Legal	8,392
Total liabilities	1,064,096	Other	2,549
		Custodian	2,465
		Directors	1,105
NET ASSETS	$4,491,278	Transfer agent	2,172
		Interest and fees on bank credit facility	1,093
NET ASSET VALUE PER SHARE		Total expenses	95,301
(applicable to 2,610,050 shares outstanding: 500,000,000		Net investment loss	(17,065)
shares of $.01 par value authorized)	$1.72
		REALIZED AND UNREALIZED GAIN (LOSS)
		Net realized gain (loss) on
		Investments	(885,415)
NET ASSETS CONSIST OF		Foreign currencies	94,329
Paid in capital	$8,843,414	Unrealized appreciation (depreciation) on
Accumulated net realized loss on		Investments	1,123,737
Investments	(3,842,118)	Translation of assets and liabilities
Net unrealized depreciation		in foreign currencies	(126,274)
on investments and foreign currencies	(510,018)
	$4,491,278	Net realized and unrealized gain	206,377

		Net increase in net assets resulting
		from operations	$189,312

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
Years Ended December 31, 2010 and 2009

	2010	2009
OPERATIONS
Net investment income (loss)	$(17,065)	$3,417
Net realized loss	(791,086)	(125,465)
Unrealized appreciation	997,463	1,127,263
Net increase in net assets resulting from operations	189,312	1,005,215

Total change in net assets	189,312	1,005,215

NET ASSETS
Beginning of year	4,301,966	3,296,751

End of year	$4,491,278	$4,301,966

Undistributed net investment income included in net assets	$--	$--

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2010

1. Organization and Significant Accounting Policies

Foxby Corp., a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “Act”), is a non-diversified, closed end management investment company whose shares are quoted over the counter under the ticker symbol FXBY. The Fund’s non-fundamental investment objective is total return which it may seek from growth of capital and from income in any security type and in any industry sector. The Fund retains CEF Advisers, Inc. as its Investment Manager.

The following is a summary of the Fund’s significant accounting policies.

Security Valuation – Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States are valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. Certain of the securities in which the Fund invests are priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities. Bonds may be valued according to prices quoted by a bond dealer that offers pricing services.  Open end investment companies are valued at their net asset value.  Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by the Fund could change on a day when stockholders cannot buy or sell shares of the Fund. Securities for which quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager under the direction of or pursuant to procedures established by the Fund’s Board of Directors. Due to the inherent uncertainty of valuation, these values may differ from the values that would have been used had a readily available market for the securities existed.  These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices.

Foreign Currency Translation – Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Realized gain or loss on sales of such investments in local currency terms is reported separately from gain or loss attributable to the change in foreign exchange rates for those investments.

Short Sales – The Fund may sell a security it does not own in anticipation of a decline in the market value of the security.  When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker/dealer through which it made the short sale.  The Fund is liable for any dividends or interest paid on securities sold short. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.  Securities sold short result in off balance sheet risk as the Fund’s ultimate obligation to satisfy the terms of the sale of securities sold short may exceed the amount recognized in the Statement of Assets and Liabilities.

Derivatives – The Fund may use derivatives for a variety of reasons, such as to attempt to protect against possible changes in the value of their portfolio holdings or to generate potential gain. Derivatives are financial instruments that derive their values from other securities or commodities, or that are based on indices. Derivative instruments are marked to market with the change in value reflected in unrealized appreciation or depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.  Derivative instruments include written option, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements.  In 2010, the Fund did not invest in any derivative instruments.

NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2010 (CONTINUED)

Investments in Other Investment Companies – The Fund may invest in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the Act) (the “Acquired Funds”) in accordance with the Act and related rules.  Shareholders in the Fund bear the pro rata portion of the fees and expenses of the Acquired Funds in addition to the Fund’s expenses.  Expenses incurred by the Fund that are disclosed in the Statement of Operations do not include fees and expenses incurred by the Acquired Funds. The fees and expenses of the Acquired Funds are included in the Fund’s total returns.

Investment Transactions – Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed).  Realized gains or losses are determined by specifically identifying the cost basis of the security sold.

Investment Income – Dividend income is recorded on the ex-dividend date or in the case of certain foreign securities, as soon as the Fund is notified.  Interest income is recorded on the accrual basis.  Taxes withheld on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Estimated expenses are accrued daily.  Expenses directly attributable to the Fund are charged to the Fund.  Expenses borne by the complex of related investment companies, which includes open end and closed end investment companies for which the Investment Manager and its affiliates serve as investment manager, that are not directly attributed to the Fund, are allocated among the Fund and the other investment companies in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses can otherwise be made fairly.

Expense Reduction Arrangement – Through arrangements with the Fund’s custodian and cash management bank, credits realized as a result of uninvested cash balances are used to reduce custodian expenses. No credits were realized by the Fund during the period.

Distributions to Shareholders – Distributions to shareholders are determined in accordance with income tax regulations and recorded on the ex-dividend date.

Income Taxes – No provision has been made for U.S. income taxes because the Fund’s current intention is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to its shareholders substantially all of its taxable income and net realized gains.  Foreign securities held by the Fund may be subject to foreign taxation.  Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund has reviewed its tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on federal, state, and local income tax returns for open tax years (2007 – 2009) or expected to be taken in the Fund’s 2010 tax returns.

Use of Estimates – In preparing financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”), management makes estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Indemnifications – The Fund indemnifies its officers and directors from certain liabilities that might arise from their performance of their duties for the Fund.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which may provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown as it involves future claims that may be made against the Fund under circumstances that have not occurred.

NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2010 (CONTINUED)

Recently Issued Accounting Standards Updates – In January 2010, the Financial Accounting Standard Board released Accounting Standards Update (“ASU”) No. 2010-06, Improving Disclosures about Fair Value Measurements. Among the new disclosures and clarifications of existing disclosures the ASU requires the Fund to disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and to describe the reasons for the transfers. Significance shall be judged with respect to total earnings and total assets or total liabilities. The ASU requires the Level 3 roll forward reconciliation of beginning and ending balances to be prepared on a gross basis, in particular separately presenting information about purchases, sales, issuances, and settlements. The ASU also requires disclosure of the reasons for significant transfers in and out of Level 3.  The Fund adopted the ASU on January 1, 2010, except for the Level 3 gross basis roll forward reconciliation which is effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.

2. Fees and Transactions with Related Parties

The Fund retains the Investment Manager pursuant to an Investment Management Agreement (“IMA”). Under the terms of the IMA, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 1/2 of 1%.  Certain officers and directors of the Fund are officers and directors of the Investment Manager.   Pursuant to the IMA, the Fund reimburses the Investment Manager for providing at cost certain administrative services comprised of compliance and accounting services.  For the year ended December 31, 2010, the Fund incurred total administrative cost of $11,065, comprised of $6,797 and $4,268 for compliance and accounting services, respectively.

3. Distributions to Shareholders and Distributable Earnings

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Capital loss carryover	$(3,842,118)
Unrealized depreciation	(510,018)
$(4,352,136)

Federal income tax regulations permit post-October net capital losses, if any, to be deferred and recognized on the tax return of the next succeeding taxable year.

GAAP requires certain components of net assets to be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.  For the year ended December 31, 2010, permanent differences between book and tax accounting have been reclassified by decreasing accumulated investment loss by $17,065, decreasing accumulated net realized loss on investments by $413,970 and decreasing paid in capital by $431,035.

At December 31, 2010, the Fund had a net capital loss carryover of $3,842,118, of which $837,334, $211,845, $1,033,623, $964,048 and $795,268 expires in 2011, 2013, 2016, 2017, and 2018, respectively, that may be used to offset future realized capital gains for federal income tax purposes.

4. Fair Value Measurements

The Fund uses a three level hierarchy for fair value measurements based on the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the inputs which are significant to the overall valuation. The inputs or methodology used for valuing investments are not an indication of the risk associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2010 (CONTINUED)

The hierarchy of inputs is summarized below.

Level 1	- unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.
Level 2
- observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3	- unobservable inputs for the asset or liability including the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund’s assets carried at fair value. Refer to the Schedule of Portfolio Investments for detailed information on specific investments.

	Level 1	Level 2	Level 3	Total
Assets
Common stocks
Diamond Exploration & Project Development	$--	$--	$0	$0
Electronic Computers	677,376	--	--	677,376
Fire, Marine & Casualty Insurance	280,385	--	--	280,385
Information Retrieval Services	296,985	--	--	296,985
Insurance Agents, Brokers & Services	---	--	0	0
Investment Advice	333,630	--	--	333,630
National Commercial Banks	185,940	--	--	185,940
Operative Builders	95,000	--	--	95,000
Petroleum Refining	182,800	--	--	182,800
Pharmaceutical Preparations	175,100	--	--	175,100
Retail - Catalog & Mail Order Houses	360,000	--	--	360,000
Retail - Consulting & Investment	--		0	0
Retail - Eating Places	230,280	--	--	230,280
Retail - Lumber & Other Building Materials Dealers	245,420	--	--	245,420
Retail - Variety Stores	204,934	--	--	204,934
Security Brokers, Dealers & Flotation Companies	277,000	--	--	277,000
Services - Prepackaged Software	167,520	--	--	167,520
Smelting	--	--	0	0
Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics	257,320	--	--	257,320
Telephone & Telegraph Apparatus	145,325	--	--	145,325
Preferred stocks
Retail - Consulting & Investment	--	--	111,546	111,546
Smelting	--	--	0	0
Warrants	--	--	0	0
Money market fund	303,162	--	--	303,162
Securities held as collateral on loaned securities	1,022,878	--	--	1,022,878

Total investments	$5,441,055	$--	$111,546	$5,552,601

NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2010 (CONTINUED)

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2010.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Preferred Stocks	Corporate Bonds and Notes	Warrants	Total
Balance, December 31, 2009	$0	$56,228	$108,368	$0	$164,596
Cost of purchases	17,153	4,020	8,692	–	29,865
Proceeds from sales	(1)	–	–	–	(1)
Realized gain	1	–	–	–	1
Change in unrealized depreciation	(17,153)	(59,248)	(6,514)	–	(82,915)
Conversion*	0	110,546	(110,546)	–	–
Transfers in or out of Level 3	–	–	–	–	–

Balance, December 31, 2010	$0	$111,546	$–	$0	$111,546

*At March 31, 2010, the Amerivon Holdings LLC 4% notes and the warrants associated with the notes were converted at no cost to 160,787 shares of Amerivon Holdings LLC Series A preferred shares and 72,728 common equity units, respectively.

5. Investment Transactions

Purchases and sales of securities, excluding short term investments, aggregated $177,358 and $291,897, respectively, for the year ended December 31, 2010. At December 31, 2010, for federal income tax purposes the aggregate cost of securities was $6,062,619 and net unrealized depreciation was $510,018, comprised of gross unrealized appreciation of $755,216 and gross unrealized depreciation of $1,265,234.

6. Illiquid and Restricted Securities

The Fund owns securities which have a limited trading market and/or certain restrictions on trading and, therefore, may be considered illiquid and/or restricted.  Such securities have been valued at fair value in accordance with the procedures described in Note 1.  Due to the inherent uncertainty of valuation, these values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material.  Illiquid and/or restricted securities owned at December 31, 2010 were as follows:

Security	Acquisition Date	Cost	Value
China Silicon Corp. common shares	2008-2010	$56,882	$0
Amerivon Holdings LLC preferred shares	9/20/07	446,183	111,546
Amerivon Holdings LLC common equity units	9/20/07	0	0
China Silicon Corp. preferred shares	7/18/07	224,910	0
Nord Resources Corp. warrants expiring 6/5/12	5/14/07	0	0
Etruscan Diamonds Ltd.	2/28/07	320,129	0
Safety Intelligence Systems Corp.	9/05/02	225,000	0

		$1,273,104	$111,546

Percent of net assets		28%	2%

NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2010 (CONTINUED)

7. Bank Credit Facility

The Fund, Global Income Fund, Inc., Midas Fund, Inc., and Midas Special Fund, Inc. (the “Borrowers”) have entered into a committed secured line of credit facility, which is subject to annual renewal, with State Street Bank and Trust Company (“SSB”),  the Fund’s custodian. Global Income Fund, Inc. is a closed end investment company managed by the Investment Manager, and Midas Fund, Inc. and Midas Special Fund, Inc. are open end investment companies managed by an affiliate of the Investment Manager. The aggregate amount of the credit facility is $10,000,000.  The borrowing of each Borrower is collateralized by the underlying investments of such Borrower. SSB will make revolving loans to a Borrower not to exceed in the aggregate outstanding at any time with respect to any one Borrower, the least of $10,000,000, the maximum amount permitted pursuant to each Borrower’s investment policies, or as permitted under the Act. The commitment fee on this facility is 0.15% per annum on the unused portion of the commitment, based on a 360 day year. All loans under this facility will be available at the Borrower’s option of (i) overnight Federal funds or (ii) LIBOR (30, 60, 90 days), each as in effect from time to time, plus 1.50% per annum, calculated on the basis of actual days elapsed for a 360 day year. During the year ended December 31, 2010, the Fund did not borrow from the credit facility.

8. Securities Lending

The Fund may lend securities to qualified financial institutions. The Fund receives compensation in the form of fees, or retains a portion of the return on the investment of any cash received as collateral.  The Fund receives as collateral cash deposits, U.S. government securities, or bank letters of credit valued at not less than 102% of the value of the securities on loan.  Cash deposits are invested in a money market fund.  The value of the loaned securities is determined based upon the most recent closing prices and any additional required collateral is delivered to the Fund on the next business day.  Any increase or decrease in the value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan is retained by the Fund. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities default. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. The value of loaned securities and related collateral outstanding at December 31, 2010 were $1,003,402 and $1,022,878, respectively.

9. Foreign Securities Risk

Investing in securities of foreign issuers involves special risks which include changes in foreign exchange rates and the possibility of future adverse political and economic developments which could adversely affect the value of such securities.  Moreover, securities in foreign issuers and markets may be less liquid and their prices more volatile than those of U.S. issuers and markets.

10. Capital Stock

At December 31, 2010, there were 2,610,050 shares of $.01 par value common stock outstanding and 500,000,000 shares authorized. There were no transactions in capital stock during the years ended December 31, 2010 and 2009.  At December 31, 2010, an affiliate of the Investment Manager owned approximately 24.5% of the Fund’s outstanding common stock.

11. Share Repurchase Program

In accordance with Section 23(c) of the Act, the Fund may from time to time repurchase its shares in the open market at the discretion of the Board of Directors and upon such terms as the Directors shall determine. During the years ended December 31, 2010 and 2009, the Fund did not repurchase any of its shares.

NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2010 (CONTINUED)

12. Other Information

The Fund may at times raise cash for investment by issuing shares through one or more offerings, including rights offerings. Proceeds from any such offerings will be invested in accordance with the investment objective and policies of the Fund.

13. Subsequent Events

The Fund has evaluated subsequent events through the date the financial statements were issued and has determined that no subsequent events have occurred that require additional disclosure in the financial statements.

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2010	2009	2008	2007	2006
Per Share Operating Performance
(for a share outstanding throughout each period)
Net asset value, beginning of period	$1.65	$1.26	$3.43	$2.90	$2.50
Income from investment operations:
Net investment income (loss) (1)	(.01)	– (2)	(.04)	(.06)	(.04)
Net realized and unrealized gain (loss) on investments	.08	.39	(2.13)	.61	.44
Total from investment operations	.07	.39	(2.17)	.55	.40

Less distributions:
Dividends from net investment income	–	–	–	(.02)	–

Net asset value, end of period	$1.72	$1.65	$1.26	$3.43	$2.90

Market value, end of period	$1.10	$1.02	$.55	$2.96	$2.41

Total Return (3)
Based on net asset value	4.24%	30.95%	(63.27)%	19.09%	16.00%

Based on market price	7.84%	85.45%	(81.42)%	23.67%	17.56%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,491	$4,302	$3,297	$8,947	$7,560

Ratio of total expenses to average net assets	2.28%	2.61%	3.76%	2.77%	2.34%

Ratio of net expenses to average net assets	2.28%	2.61%	3.76%	2.77%	2.33%

Ratio of net expenses excluding loan interest and fees to average net assets	2.25%	2.56%	3.35%	2.18%	1.90%

Ratio of net investment income (loss) to average net assets	(0.41)%	0.09%	(1.71)%	(1.78)%	(1.44)%

Portfolio turnover rate	4.49%	85.91%	78.13%	69.86%	110.67%

(1)	The per share amounts were calculated using the average number of common shares outstanding during the period.

(2)	The amount of net investment income was less than $.005 per share.

(3)
Total return on a market value basis is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Generally, total return on a net asset value basis will be higher than total return on a market value basis in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return on a net asset value basis will be lower than total return on a market value basis in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. The calculation does not reflect brokerage commissions, if any.

See notes to financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Foxby Corp.:

We have audited the accompanying statement of assets and liabilities of Foxby Corp. (the “Fund”), including the schedule of portfolio investments as of December 31, 2010,  the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.    We were not engaged to perform an audit of the Fund’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Foxby Corp. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the five years presented, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 25, 2011

DIRECTORS AND OFFICERS

The following table sets forth certain information concerning the Directors currently serving on the Board of the Fund.  Unless otherwise noted, the address of record for the directors and officers is 11 Hanover Square, New York, New York 10005.

Name, Position(s) Held with Fund, Term of Office(1), Principal Occupation for Past Five Years, and Age	Director Since	Number of Portfolios in Investment Company Complex Overseen by Director(2)	Other Public Company Directorships Held by Director(3)

Class I:
JAMES E. HUNT – He is a Limited Partner of Hunt Howe Partners LLC, executive recruiting consultants. He was born on December 14, 1930.	2004	6	0

Class II:
BRUCE B. HUBER, CLU, ChFC, MSFS – Retired. He is a former Financial Representative with New England Financial, specializing in financial, estate, and insurance matters. He is a member of the Board, emeritus, of the Millbrook School and Chairman of the Endowment Board of the Community YMCA of Red Bank, NJ. He was born on February 7, 1930.	2004	6	0

Class III:
PETER K. WERNER – Since 1996, he has been teaching, coaching, and directing a number of programs at The Governor's Academy of Byfield, MA. Currently, he serves as chair of the History Department. Previously, he held the position of Vice President in the Fixed Income Departments of Lehman Brothers and First Boston. His responsibilities included trading sovereign debt instruments, currency arbitrage, syndication, medium term note trading, and money market trading. He was born on August 16, 1959.	2002	6	0

Class IV:
THOMAS B. WINMILL, ESQ.(4) – He is President, Chief Executive Officer, and General Counsel of the Fund, the Investment Manager, the other investment companies in the Investment Company Complex, and of Winmill & Co. Incorporated and its affiliates (“WCI”). He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute. He is the son of Bassett S. Winmill. He was born on June 25, 1959.	2002	6	Eagle Bulk Shipping Inc.

Class V:
BASSETT S. WINMILL(4) – He is Chairman of the Board of the Fund, the other investment company advised by the Investment Manager, and WCI. He is Chief Investment Strategist of the Investment Manager. He is a member of the New York Society of Security Analysts, the Association for Investment Management and Research, and the International Society of Financial Analysts. He is the father of Thomas B. Winmill. He was born on February 10, 1930.	2007	2	0

Additional Information (Unaudited)

(1)
Directors not elected annually shall be deemed to be continuing in office until after the time at which an annual meeting is required to be held under Maryland law, the Fund’s Charter or Bylaws, the Act, or other applicable laws.

(2)
The “Investment Company Complex” (“ICC”) is comprised of the Fund, Dividend and Income Fund, Inc., Global Income Fund, Inc., Midas Fund, Inc., Midas Perpetual Portfolio, Inc., and Midas Special Fund, Inc. Global Income Fund, Inc. is advised by the Investment Manager.  Dividend and Income Fund, Inc. and the Midas Funds are advised by affiliates of the Investment Manager.

(3)
Refers to directorships held by a director in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the Act, excluding funds within the ICC.

(4)	He is an “interested person” of the Fund as defined in the Act due to his affiliation with the Investment Manager.

Messrs. Huber, Hunt, and Werner also serve on the Audit and Nominating Committees of the Board.  Mr. Thomas Winmill also serves on the Executive Committee of the Board.

The executive officers, other than those who serve as Directors, and their relevant biographical information are set forth below.

Name and Age	Position(s) Held with Fund, Term of Office*, Principal Occupation for the Past 5 Years
Thomas O’Malley Born on July 22, 1958
Chief Accounting Officer, Chief Financial Officer, Treasurer, and Vice President since 2005. He is also Chief Accounting Officer, Chief Financial Officer, Treasurer, and Vice President of the ICC, the Investment Manager, and WCI. He is a certified public accountant.

John F. Ramirez, Esq. Born on April 29, 1977
Chief Compliance Officer, Vice President, and Secretary since 2005 and Associate General Counsel since 2009. He is also Chief Compliance Officer, Vice President, Associate General Counsel, and Secretary of the ICC, the Investment Manager, and WCI. He is a member of the the Chief Compliance Officer Committee and Compliance Advisory Committee of the Investment Company Institute, and the New York State Bar.

*
Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually at the December meeting of the Board of Directors. The officers were last elected on December 8, 2010.

Additional Information (Unaudited)

PROXY VOTING

The Fund’s Proxy Voting Guidelines, as well as its voting record for the most recent 12 months ended June 30, are available without charge by calling the Fund collect at 1-212-344-6310, on the SEC’s website at www.sec.gov, and on the Fund’s website at www.foxbycorp.com.

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the Forms N-Q available to shareholders on its website at www.foxbycorp.com.

FOXBYCORP.COM

Visit us on the web at www.foxbycorp.com.  The site provides information about the Fund including market performance, net asset value, dividends, press releases, and shareholder reports.  For further information, please email us at info@foxbycorp.com.

FUND INFORMATION

Investment Manager	Stock Transfer Agent and Registrar
CEF Advisers, Inc.	IST Shareholder Services
11 Hanover Square	209 West Jackson Blvd., Suite 903
New York, NY 10005	Chicago, IL 60606
www.cefadvisers.com	www.ilstk.com
1-212-344-6310	1-800-757-5755

Cautionary Note Regarding Forward Looking Statements - This report contains “forward looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward looking statements, which generally are not historical in nature. Forward looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its current expectations or projections indicated in any forward looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; closed end fund industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

This report, including the financial statements herein, is transmitted to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular, or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. Pursuant to Section 23 of the Investment Company Act of 1940, as amended, notice is hereby given that the Fund may in the future, purchase shares of its common stock in the open market.  These purchases may be made from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund, although nothing herein shall be considered a commitment to purchase such shares.

FOXBY CORP.

11 Hanover Square New York, NY 10005

Printed on recycled paper

FXBY - AR 12/10

Item 2. Code of Ethics.

(a)
The registrant has adopted a code of ethics (the “Code”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	No information need be disclosed pursuant to this paragraph.

(c)	Not applicable.

(d)	Not applicable.

(e)	Not applicable.

(f)	The text of the Code can be viewed on the registrant’s website, www.foxbycorp.com, or a copy of the Code may be obtained free of charge by calling collect 1-212-344-6310.

Item 3. Audit Committee Financial Expert.

                     The registrant’s Board of Directors has determined that it has three “audit committee financial experts” serving on its audit committee, each of whom are “independent” Directors: Bruce B. Huber, James E. Hunt, and Peter K. Werner. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4. Principal Accountant Fees and Services.

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

AUDIT FEES

2010 - $13,500
2009 - $13,500

(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are as follows:

AUDIT-RELATED FEES

2010 - $1,500
2009 - $1,500

Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, including the issuance of a report on internal controls and review of periodic reporting.

(c)
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category are as follows:

TAX FEES

2010 - $1,500
2009 - $1,500

Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(d)
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category are as follows:

ALL OTHER FEES

2010 - N/A
2009 - N/A

(e)
(1) Pursuant to the registrant’s Audit Committee Charter, the Audit Committee shall consider for pre-approval any audit and non-audit services proposed to be provided by the auditors to the registrant and any non-audit services proposed to be provided by such auditors to the registrant’s Investment Manager, if the engagement relates directly to the registrant’s operations or financial reporting. In those situations when it is not convenient to obtain full Audit Committee approval, the Chairman of the Audit Committee is delegated the authority to grant pre-approvals of audit, audit-related, tax, and all other services so long as all such pre-approved decisions are reviewed with the full Audit Committee at its next scheduled meeting. Such pre-approval of non-audit services proposed to be provided by the auditors to the Fund is not necessary, however, under the following circumstances: (1) all such services do not aggregate to more than 5% of total revenues paid by the Fund to the auditor in the fiscal year in which services are provided, (2) such services were not recognized as non-audit services at the time of the engagement, and (3) such services are brought to the attention of the Audit Committee, and approved by the Audit Committee, prior to the completion of the audit.

(2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $23,500 and $23,000, respectively.

(h)
The registrant’s audit committee has determined that the provision of non-audit services that were rendered by accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

                    The registrant has a standing audit committee. The members of the audit committee are Bruce B. Huber, James E. Hunt and Peter K. Werner.

Item 6. Schedule of Investments.

                    Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Institutional Shareholder Services Inc.
2011 U.S. Proxy Voting Guidelines Concise Summary

 (Digest of Selected Key Guidelines)
January 3, 2011

Routine/Miscellaneous

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:
  An auditor has a financial interest in or association with the company, and is therefore not independent;
  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;
  Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
  Fees for non-audit services (“Other” fees) are excessive.
Non-audit fees are excessive if:

  Non-audit (“other”) fees >audit fees + audit-related fees + tax compliance/preparation fees

Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

    1. Board Accountability

    2. Board Responsiveness

    3. Director Independence

    4. Director Competence

1. Board Accountability

VOTE WITHHOLD/AGAINST1 the entire board of directors (except new nominees2, who should be considered CASE-BY-CASE), for the following:

Problematic Takeover Defenses:

    1.1. The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election -- any or all appropriate nominees (except new) may be held accountable;

1 In general, companies with a plurality vote standard use “Withhold” as the valid contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

    1.2. The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:

  A classified board structure;
  A supermajority vote requirement;
  Majority vote standard for director elections with no carve out for contested elections;
  The inability for shareholders to call special meetings;
  The inability for shareholders to act by written consent;
  A dual-class structure; and/or
  A non-shareholder approved poison pill.
    1.3. The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote withhold/against every year until this feature is removed;

    1.4. The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov 19, 2009);

    1.5. The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:

    1.6. the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

  The date of the pill‘s adoption relative to the date of the next meeting of shareholders- i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;
  The issuer‘s rationale;
  The issuer's governance structure and practices; and
  The issuer's track record of accountability to shareholders.
Problematic Audit-Related Practices

Generally, vote AGAINST or WITHHOLD from the members of the Audit Committee if:

    1.7. The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

    1.8. The company receives an adverse opinion on the company’s financial statements from its auditor; or

    1.9. There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if:

    1.10. Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices

Vote WITHHOLD/AGAINST the members of the Compensation Committee and potentially the full board if:

    1.11. There is a negative correlation between chief executive pay and company performance (see Pay for Performance Policy);

    1.12. The company reprices underwater options for stock, cash, or other consideration without prior shareholder approval, even if allowed in the company's equity plan;

    1.13. The company fails to submit one-time transfers of stock options to a shareholder vote;

    1.14. The company fails to fulfill the terms of a burn rate commitment made to shareholders;

    1.15. The company has problematic pay practices. Problematic pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

    1.16. Material failures of governance, stewardship, or fiduciary responsibilities at the company;

    1.17. Failure to replace management as appropriate; or

    1.18. Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2. Board Responsiveness

Vote WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered CASE-BY-CASE), if:

    2.1. The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;  or

    2.2. The board failed to act on a shareholder proposal that received approval of the majority of shares cast in the last year and one of the two previous years.

    2.3. The board failed to act on takeover offers where the majority of the shareholders tendered their shares; or

    2.4. At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

3. Director Independence

Vote WITHHOLD/AGAINST Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

    3.1. The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

    3.2. The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

    3.3. The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

    3.4. The full board is less than majority independent.

4. Director Competence

VOTE WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered CASE-BY-CASE), if:

    4.1. The company’s proxy indicates that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved.

Generally vote AGAINST or WITHHOLD from individual directors who:

    4.2. Attend less than 75 percent of the board and committee meetings (with the exception of new nominees). Acceptable reasons for director(s) absences are generally limited to the following
  Medical issues/illness;
  Family emergencies; and
  If the director's total service was three meetings or fewer and the director missed only one meeting.
    These reasons for directors' absences will only be considered by ISS if disclosed in the proxy or another SEC filing. If the disclosure is insufficient to determine whether a director attended at least 75 percent of board and committee meetings in aggregate, vote AGAINST/WITHHOLD from the director.

Vote AGAINST or WITHHOLD from individual directors who:

    4.3. Sit on more than six public company boards; or

    4.4. Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

  Long-term financial performance of the target company relative to its industry;
  Management’s track record;
  Background to the proxy contest;
  Qualifications of director nominees (both slates);
  Strategic plan of dissident slate and quality of critique against management;
  Likelihood that the proposed goals and objectives can be achieved (both slates);
  Stock ownership positions.
Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:

The company maintains the following counterbalancing governance structure:

  Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:
       -   presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

       -    serves as liaison between the chairman and the independent directors;

       -    approves information sent to the board;

       -    approves meeting agendas for the board;

       -    approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

       -    has the authority to call meetings of the independent directors;

       -    if requested by major shareholders, ensures that he is available for consultation and direct communication;

  Two-thirds independent board;
  All independent key committees;
  Established governance guidelines;
  A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group (using Russell 3000 companies only), unless there has been a change in the Chairman/CEO position within that time. For companies not in the Russell 3000 universe, the company must not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns, unless there has been a change in the Chairman/CEO position within that time;
  The company does not have any problematic governance or management issues, examples of which include, but are not limited to:
    -    Egregious compensation practices;

    -    Multiple related-party transactions or other issues putting director independence at risk;

    -    Corporate and/or management scandals;

    -    Excessive problematic corporate governance provisions; or

    -    Flagrant actions by management or the board with potential or realized negative impacts on shareholders.

Shareholder Rights & Defenses

Net Operating Loss (NOL) Protective Amendments

Vote AGAINST proposals to adopt a protective amendment for the stated purpose of protecting a company's net operating losses (“NOLs”) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

  The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);
  The value of the NOLs;
  Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
  The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
  Any other factors that may be applicable.
Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

  No lower than a 20% trigger, flip-in or flip-over;
  A term of no more than three years;
  No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
  Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals toRatify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (“NOLs”) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

  The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
  The value of the NOLs;
  Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
  The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
  Any other factors that may be applicable.
Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

  Shareholders' current right to act by written consent;
  The consent threshold;
  The inclusion of exclusionary or prohibitive language;
  Investor ownership structure; and
  Shareholder support of, and management's response to, previous shareholder proposals.
Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

  An unfettered3 right for shareholders to call special meetings at a 10 percent threshold;
  A majority vote standard in uncontested director elections;
  No non-shareholder-approved pill; and
  An annually elected board.

3 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

Shareholder Ability to Call Special Meetings

Vote AGAINST management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

  Shareholders’ current right to call special meetings;
  Minimum ownership threshold necessary to call special meetings (10% preferred);
  The inclusion of exclusionary or prohibitive language;
  Investor ownership structure; and
  Shareholder support of, and management’s response to, previous shareholder proposals.

CAPITAL/RESTRUCTURING

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:
  Past Board Performance:
      -    The company's use of authorized shares during the last three years
  The Current Request:
      -    Disclosure in the proxy statement of the specific purposes of the proposed increase;
      -    Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
      -    The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.
Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

  Past Board Performance:
      -    The company's use of authorized preferred shares during the last three years;
  The Current Request:
      -    Disclosure in the proxy statement of the specific purposes for the proposed increase;
      -    Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
      -    In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and
      -    Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.
Mergers and Acquisitions

Vote CASE –BY- CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
  Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
  Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1. Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2. Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3. Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4. Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5. Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation- Management Proposals (Management Say-on-Pay)

Evaluate executive pay and practices, as well as certain aspects of outside director compensation CASE-BY-CASE.

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

  There is a misalignment between CEO pay and company performance (pay for performance);
  The company maintains problematic pay practices;
  The board exhibits poor communication and responsiveness to shareholders.
Voting Alternatives

In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices-- dissatisfaction with compensation practices can be expressed by voting against MSOP rather than withholding or voting against the compensation committee. However, if there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal, then vote withhold or against compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then vote AGAINST an equity-based plan proposal presented for shareholder approval.

Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:
  Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A).  Consider the measures, goals, and target awards reported by the company for executives’ short- and long-term incentive awards: disclosure, explanation of their alignment with the company’s business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts;
  Evaluation of peer group benchmarking used to set target pay or award opportunities. Consider the rationale stated by the company for constituents in its pay benchmarking peer group, as well as the benchmark targets it uses to set or validate executives’ pay (e.g., median, 75th percentile, etc.,) to ascertain whether the benchmarking process is sound or may result in pay “ratcheting” due to inappropriate peer group constituents (e.g., much larger companies) or targeting (e.g., above median); and

  Balance of performance-based versus non-performance-based pay. Consider the ratio of performance-based (not including plain vanilla stock options) vs. non-performance-based pay elements reported for the CEO’s latest reported fiscal year compensation, especially in conjunction with concerns about other factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.
Primary Evaluation Factors for Executive Pay

Pay for Performance
Evaluate the alignment of the CEO’s pay with performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholders’ perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term.

Focus on companies with sustained underperformance relative to peers, considering the following key factors:
  Whether a company’s one-year and three-year total shareholder returns (“TSR”) are in the bottom half of its industry group (i.e., four-digit GICS – Global Industry Classification Group); and
  Whether the total compensation of a CEO who has served at least two consecutive fiscal years is aligned with the company’s total shareholder return over time, including both recent and long-term periods.
If a company falls in the bottom half of its four-digit GICS, further analysis of the CD&A is required to better understand the various pay elements and whether they create or reinforce shareholder alignment.  Also assess the CEO’s pay relative to the company’s TSR over a time horizon of at least five years. The most recent year-over-year increase or decrease in pay remains a key consideration, but there will be additional emphasis on the long term trend of CEO total compensation relative to shareholder return.  Also consider the mix of performance-based compensation relative to total compensation.  In general, standard stock options or time-vested restricted stock are not considered to be performance-based.  If a company provides performance-based incentives to its executives, the company is highly encouraged to provide the complete disclosure of the performance measure and goals (hurdle rate) so that shareholders can assess the rigor of the performance program.  The use of non-GAAP financial metrics also makes it very challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage.

Problematic Pay Practices

If the company maintains problematic pay practices, generally vote:

  AGAINST management "say on pay" (MSOP) proposals;
  AGAINST/WITHHOLD on compensation committee members (or in rare cases where the full board is deemed responsible, all directors including the CEO):
      -    In egregious situations;
      -    When no MSOP item is on the ballot; or
      -    When the board has failed to respond to concerns raised in prior MSOP evaluations; and/or
  AGAINST an equity incentive plan proposal if excessive non-performance-based equity awards are the major contributors to a pay-for-performance misalignment.
The focus is on executive compensation practices that contravene the global pay principles, including:

  Problematic practices related to non-performance-based compensation elements;
  Incentives that may motivate excessive risk-taking; and
  Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy.  Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices.   The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

  Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
  Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
  New or extended agreements that provide for:
      -    CIC payments exceeding 3 times base salary and average/target/most recent bonus;
      -    CIC severance payments without involuntary job loss or substantial diminution of duties ("single"  or "modified single" triggers);
      -    CIC payments with excise tax gross-ups (including "modified" gross-ups).
Incentives that may Motivate Excessive Risk-Taking

Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:

  Multi-year guaranteed bonuses;
  A single performance metric used for short- and long-term plans;
  Lucrative severance packages;
  High pay opportunities relative to industry peers;
  Disproportionate supplemental pensions; or
  Mega annual equity grants that provide unlimited upside with no downside risk.
Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

Vote CASE-BY-CASE on options backdating issues. Generally, when a company has recently practiced options backdating, WITHHOLD from or vote AGAINST the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. When deciding on votes on compensation committee members who oversaw questionable options grant practices or current compensation committee members who fail to respond to the issue proactively, consider several factors, including, but not limited to, the following:

  Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
  Duration of options backdating;
  Size of restatement due to options backdating;
  Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
  Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

A CASE-BY-CASE analysis approach allows distinctions to be made between companies that had “sloppy” plan administration versus those that acted deliberately and/or committed fraud, as well as those companies that subsequently took corrective action. Cases where companies have committed fraud are considered most egregious.

Board Communications and Responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay:

  Poor disclosure practices, including:
      -    Unclear explanation of how the CEO is involved in the pay setting process;
      -    Retrospective performance targets and methodology not discussed;
      -    Methodology for benchmarking practices and/or peer group not disclosed and explained.
  Board’s responsiveness to investor input and engagement on compensation issues, for example:
      -    Failure to respond to majority-supported shareholder proposals on executive pay topics; or
      -    Failure to respond to concerns raised in connection with significant opposition to MSOP proposals.
Frequency of Advisory Vote on Executive Compensation (Management "Say on Pay")

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on proposals to approve the company's golden parachute compensation, consistent with ISS' policies on problematic pay practices related to severance packages. Features that may lead to a vote AGAINST include:

  Recently adopted or materially amended agreements that include excise tax gross-up provisions (since prior annual meeting);
  Recently adopted or materially amended agreements that include modified single triggers (since prior annual meeting);
  Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;
  Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);
  Potentially excessive severance payments;
  Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;
  In the case of a substantial gross-up from pre-existing/grandfathered contract: the element that triggered the gross-up (i.e., option mega-grants at low point in stock price, unusual or outsized payments in cash or equity made or negotiated prior to the merger); or
  The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.  ISS would view this as problematic from a corporate governance perspective.

In cases where the golden parachute vote is incorporated into a company's separate advisory vote on compensation ("management "say on pay"), ISS will evaluate the "say on pay" proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

  The total cost of the company’s equity plans is unreasonable;
  The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;
  The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards (see Pay-for-Performance);
  The company’s three year burn rate exceeds the greater of 2% or the mean plus one standard deviation of its industry group but no more than two percentage points (+/-) from the prior-year industry group cap;
  Liberal Change of Control Definition: The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or
  The plan is a vehicle for problematic pay practices.
Shareholder Proposals on Compensation

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain all or a significant portion of the shares acquired through compensation plans, either:
  while employed and/or for two years following the termination of their employment ; or
  for a substantial period following the lapse of all other vesting requirements for the award (“lock-up period”), with ratable release of a portion of the shares annually during the lock-up period.
The following factors will be taken into account:

  Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:
      -    Rigorous stock ownership guidelines;
      -    A holding period requirement coupled with a significant long-term ownership requirement; or
      -    A meaningful retention ratio;
  Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements;
  Post-termination holding requirement policies or any policies aimed at mitigating risk taking by senior executives;
  Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

  Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:
      -    Rigorous stock ownership guidelines, or
      -    A holding period requirement coupled with a significant long-term ownership requirement, or
      -    A meaningful retention ratio,
  Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.
  Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.
A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Social/Environmental Issues

Overall Approach

When evaluating social and environmental shareholder proposals, ISS considers the following factors:

  Whether adoption of the proposal is likely to enhance or protect shareholder value;
  Whether the information requested concerns business issues that relate to a meaningful percentage of the company's business as measured by sales, assets, and earnings;
  The degree to which the company's stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
  Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;
  Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
  Whether the company's analysis and voting recommendation to shareholders are persuasive;
  What other companies have done in response to the issue addressed in the proposal;
  Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
  Whether implementation of the proposal’s request would achieve the proposal’s objectives;
  Whether the subject of the proposal is best left to the discretion of the board;
  Whether the requested information is available to shareholders either from the company or from a publicly available source; and

  Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.
Board Diversity

Generally vote FOR requests for reports on the company's efforts to diversify the board, unless:

  The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
  The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.
Vote CASE-BY-CASE on proposals asking the company to increase the gender and racial minority representation on its board, taking into account:

  The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
  The level of gender and racial minority representation that exists at the company’s industry peers;
  The company’s established process for addressing gender and racial minority board representation;
  Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
  The independence of the company’s nominating committee;
  The company uses an outside search firm to identify potential director nominees; and
  Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.
Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Greenhouse Gas (GHG) Emissions

Generally vote FOR proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

  The company already provides current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
  The company's level of disclosure is comparable to that of industry peers; and
  There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.
Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

  Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;
  Whether company disclosure lags behind industry peers;

  Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;
  The feasibility of reduction of GHGs given the company’s product line and current technology and;
  Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.
Environmental, Social, and Governance (ESG) Compensation-Related Proposals

Generally vote AGAINST proposals to link, or report on linking, executive compensation to environmental and social criteria such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, or predatory lending. However, the following factors will be considered:

  Whether the company has significant and persistent controversies or violations regarding social and/or environmental issues;
  Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;
  The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and
  The company‘s current level of disclosure regarding its environmental and social performance.
Generally vote AGAINST proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The value of the information sought by such proposals is unclear.

Political Contributions and Trade Associations Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

  There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
  The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.
Vote AGAINST proposals to publish in newspapers and public media the company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions and trade association spending considering:

  Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and
  The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.
Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

  The degree to which existing relevant policies and practices are disclosed;
  Whether or not existing relevant policies are consistent with internationally recognized standards;
  Whether company facilities and those of its suppliers are monitored and how;
  Company participation in fair labor organizations or other internationally recognized human rights initiatives;
  Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
  Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
  The scope of the request; and
  Deviation from industry sector peer company standards and practices.
Sustainability Reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

  The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or
  The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Item 8. Portfolio Managers of Closed End Management Investment Companies.

                    Bassett S. Winmill is the portfolio manager of the registrant. He is also the Chairman of the Board of the the registrant, the investment manager, the other investment company advised by the investment manager, and of Winmill & Co. Incorporated and its affiliates (“WCI”).  Mr. Winmill is also the Chief Investment Strategist of the investment manager.

                    As of December 31, 2010, the portfolio manager compensation plan generally consists of base salary, employee benefits plan participation, qualified retirement plan participation, annual and asset level bonuses, certain prerequisites, and participation in equity based compensation plans. A portion of the portfolio manager’s compensation may be deferred based on criteria established by the investment manager, or at the election of the portfolio manager.

                    The portfolio manager’s base salary is determined annually by level of responsibility and tenure at the investment manager or its affiliates. The primary components of the portfolio manager’s annual bonus are based on (i) number of weeks’ salary paid as annual bonuses to employees generally of the investment manager and its affiliates, and (ii) the financial performance of the investment manager and its affiliates. A subjective component of the portfolio manager’s annual bonus is based on the portfolio manager’s overall contribution to management of the investment manager and its affiliates. Portfolio managers may receive an asset level bonus upon assets under managment of the registrant, the other investment companies advised by the investment manager and its affiliates reaching certain levels. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the market value of the stock of the parent of the investment manager and its affiliates.

                    The portfolio manager compensation plan may give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities often reflecting increased assets under management and marketing efforts, which together indirectly link compensation to sales of Fund shares. The asset level bonus, although intended to encourage above average investment performance and account servicing, as well as lower expense ratios may give rise to potential conflicts of interest by linking compensation to sales. The management of multiple Funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the Funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple Funds and accounts. The portfolio manager may execute transactions for one Fund or account that may adversely impact the value of securities held by another Fund. Securities selected for one Fund or accounts rather than another Fund may outperform the securities selected for the Fund. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds’ codes of ethics will adequately address such conflicts.

                    The following table provides information relating to other (non-registrant) accounts where the portfolio manager is jointly or primarily responsible for day-to-day management as of December 31, 2010. The portfolio manager does not manage such accounts or assets with performance-based advisory fees, or other pooled investment vehicles.

Number of Registered Investment Companies	Assets (millions)
3	$67

Number of Other Accounts	Assets (millions)
0	$0

                   As of December 31, 2010, Bassett S. Winmill  did not beneficially own any shares of the registrant.  Bassett S. Winmill has indirect beneficial ownership of 638,588 registrant shares as a result of his status as a controlling person of WCI and Midas Securities Group, Inc. (formerly Investor Service Center, Inc.), the direct beneficial owner. Mr. Winmill disclaims beneficial ownership of the registrant shares held by Midas Securities Group, Inc.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

                    There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

Item 11. Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by the report that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940(17 CFR 270.360a-2) attached hereto as Exhibits EX-31 and certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit EX-32.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Foxby Corp.
March 11, 2011	By: /s/ Thomas B. Winmill
Thomas B. Winmill
President

Foxby Corp.
March 11, 2011	By: /s/ Thomas O’Malley
Thomas O’Malley
Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Foxby Corp.
March 11, 2011	By: /s/ Thomas B. Winmill
Thomas B. Winmill
President

Foxby Corp.
March 11, 2011	By: /s/ Thomas O’Malley
Thomas O’Malley
Chief Financial Officer